UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2016

CROWD SHARES AFTERMARKET, INC.

(Name of Registrant)

Nevada	000-52769	26-0295367
(State of Incorporation)	(Commission File No.).	(IRS Employer Identification No

898 N. Sepulveda, Suite 500

El Segundo, CA 90245

(Address of Principal Executive Offices)

(424) 220-6613

(Registrant’s Telephone Number)

John B. Lowy, Esq.

645 Fifth Avenue, Suite 400

New York, NY 10022

(212) 371-7799

(Name, Address and Telephone Number of Person Authorized to Receive

Notice and Communications on Behalf of the Person(s) Filing Statement)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Effective as of May 27, 2016, Douglas Brackin and Joy Brackin, husband and wife (the “Sellers”), entered into a Common Stock Purchase Agreement (the “Stock Purchase Agreement”) pursuant to which the Sellers agreed to sell to AAA Century Group USA Inc., a newly-formed New York corporation (the “Purchaser”), the 20,000,000 shares of common stock of Crowd Shares Aftermarket, Inc. (the “Company”) owned by the Sellers, constituting approximately 88.6% of the Company’s 22,564,000 issued and outstanding common shares (the “Shares”), for $337,000.

As a result of the sale there will be a change of control of the Company. It is intended that the change of management will be completed approximately 11 days after the Information Statement pursuant to Securities and Exchange Commission (“SEC”) Rule 14f-1 is filed with the SEC and mailed to the Company’s stockholders (the “Effective Date”), which will be on or about June 8, 2016. There is no family relationship or other relationship between the Sellers and the Purchaser.

In connection with the sale pursuant to the Stock Purchase Agreement, the Sellers and the Company’s Directors and officers—Douglas Brackin and Keith Moore—have agreed to (a) appoint Qingxi Meng (the “Designee”) as the sole director of the Company, subject to the filing and dissemination of the Information Statement, and (b) submit their resignations as the directors and officers of the Company, subject to the filing and dissemination of the Information Statement, which is to occur on the Effective Date. As a result thereof, the Designee will then constitute the entire Board of Directors of the Company.

As of the date of this Report on Form 8-K, the authorized capital stock of the Company consists of 100,000,000 shares of common stock, par value $.0001 per share, of which 22,564,000 shares are issued and outstanding, and 10,000,000 shares of Preferred Stock, $.0001 par value, none of which shares are issued or outstanding. Each share of common stock is entitled to one vote with respect to all matters to be acted on by the stockholders.

Set forth below is information describing the Company’s proposed new officer and director (the “Designee”), to be designated pursuant to the terms of the Stock Purchase Agreement:

Name and Address	Position/Title (1)	Age

Qingxi Meng	Director, CEO, CFO	26
18 Tanners Road
Great Neck, NY 11020

(1) The person named above will become the Company’s sole director when completion of the change of control takes effect, on or about June 8, 2016.

The following sets forth biographical information regarding the Company’s proposed new director and officer:

Mr. Meng attended Queens College in New York from 2010-2014, majoring in accounting. From 2012-2014, he served as a Project Manager at MLA Technology Group, a private company located in Manhattan, New York which is engaged in the identifying business opportunities in the U.S. for Chinese clients. While at MLA Technology, he assisted with developing US-China networking platforms. He became the CEO of the Purchaser when it was incorporated in April, 2016.

Upon becoming the Company’s sole officer and director, the Designee intends to use his efforts to have the Company acquire a particular parcel of land in Upstate New York, and to then develop the parcel for commercial purposes. As of the date hereof, neither the Purchaser nor the Designee has entered into any agreement to acquire the particular parcel of land; and no assurance can be given that the Company will acquire the parcel.

The Company intends to continue its current business after the change in control and management.

There is no relationship between the Sellers and the Designee. The proposed new director and officer has no material plan, contract or arrangement (written or not written) to which a proposed new director or officer is a party, or in which he participates, that is entered into, or a material amendment, in connection with the triggering event or any grant or award to any such covered person or modification thereto, under any such plan, contract or arrangement in connection with any such event.

The following sets forth the beneficial ownership information after the closing of the Share Purchase Agreement:

	Name and address	Amount and Nature
Title of Class	of Beneficial Owner	of Beneficial Ownership	Percent of Class

Common Stock	Qingxi Meng(1)	13,000,000	57.6%
Par value $.0001	18 Tanners Rd.
	Great Neck, NY 11021

	Yingchuan Wang(1)	4,000,000	17.7%
	143-40 Roosevelt Ave.
	Flushing, NY 11354

(1)	Mr. Meng will individually own 13,000,000 of the 20,000,000 shares being acquired by the Purchaser. The remaining 7,000,000 shares being acquired by the Purchaser will be transferred to other persons, including Ms. Wang, listed above, who will then own 4,000,000. No other person is expected to own more than 5% of the Company’s common shares as a result of the change of control.

There is no family connection between Mr. Meng and Ms. Wang.

The Purchaser acquired the Shares for total consideration of $337,000 with cash on hand.

There are no compensatory plans or arrangements, including payments to be received from the Company, with respect to any former employees, officers or directors which would in any way result in payments to any such person because of his or her resignation, retirement or other termination of such person’s employment with the Company, or any change in control of the Company, or a change in the person’s responsibilities following a change in control of the Company.

The foregoing description of the Stock Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by, reference to the full text of the Stock Purchase Agreement, which is filed as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

Item 5.01. Changes in Control of the Registrant

Pursuant to the Stock Purchase Agreement, the Purchaser will purchase, the 20,000,000 shares of common stock of the “Company” owned by the Sellers, constituting approximately 88.6% of the Company’s 22,564,000 issued and outstanding common shares (the “Shares”), for $337,000. As a result of the sale there will be a change of control of the Company.

The information set forth under Item 1.01 of this Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors

Pursuant to the Stock Purchase Agreements, the directors and executive officers of Douglas Brackin and Keith Moore, are resigning their positions as of the Effective Date and have appointed Qingxi Meng as the sole director and executive officer of the Company.

The information set forth under Item 1.01 of this Form 8-K is incorporated by reference into this Item 5.02.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

10.1	Stock Purchase Agreement effective as of May 27, 2014.
17.1	Resignation of Douglas Brackin.
17.2	Resignation of Keith Moore.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CROWD SHARES AFTERMARKET, INC.

May 31, 2016	By:	/s/ Douglas Brackin
Douglas Brackin, CEO